AMENDMENT TO BUSINESS CREDIT AND SECURITY AGREEMENT
                               (Amendment No. 10)


This Amendment to Business Credit and Security Agreement ("Amendment") is made by and among Deutsche Financial Services Corporation ("DFS"), Elcom Services Group, Inc. ("Elcom Services"), and Elcom, Inc. f/k/a elcom.com, inc. ("Elcom, Inc.") (Elcom Services and Elcom, Inc. are referred to herein collectively as "Borrower).

     WHEREAS, DFS and Borrower are parties to that certain Business Credit and Security Agreement dated March 1, 1997, as amended ("Agreement"); and

     WHEREAS, DFS and Borrower desire to amend the Agreement as provided herein.

     NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DFS and Borrower agree as follows:

     1. Total Credit Facility. The first sentence of Section 3.1 is hereby deleted in its entirety and replaced with the following:

          "In consideration of Borrower's payment and performance of its Obligations and subject to the terms and conditions contained in this Agreement, DFS agrees to provide, and Borrower agrees to accept, an aggregate credit facility (the "Credit Facility") of up to Twenty Million Dollars ($20,000,000) ("Total Credit Limit"); provided, however, that on and after April 15, 2001, the Total Credit Facility shall be reduced to Ten Million Dollars ($10,000,000)."

     2. Floorplan Inventory Loan Facility. The first sentence of Section 3.2 is hereby deleted in its entirety and replaced with the following:

        "Subject to the terms of this Agreement, DFS may provide to Borrower floorplan financing for the acquisition of Inventory from vendors approved by DFS in DFS' reasonable credit judgment (each advance being a "Floorplan Inventory Loan"), up to an aggregate unpaid principal amount at any time not to exceed Twenty Million Dollars ($20,000,000) (collectively, the "Floorplan Inventory Loan Facility"); provided, however, that at no time will the sum of principal amount outstanding under the Floorplan Inventory Loan Facility plus the principal amount of outstanding Working Capital Loans exceed, in the aggregate, Twenty Million Dollars ($20,000,000.00); and provided, further, that on and after April 15, 2001, the Floorplan Inventory Loan Facility will be reduced to Ten Million Dollars ($10,000,000) and at no time on or after April 15, 2001 will the sum of the principal amount outstanding under the Floorplan Inventory Loan Facility plus the principal amount of outstanding Working Capital Loans exceed, in the aggregate, Ten Million Dollars ($10,000,000.00)."

3. Total Working Capital Credit Limit.

        3.1 Total Working  Capital  Credit Limit.  The first sentence of Section
        3.3 is hereby deleted in its entirety and replaced with the following:

               "Subject to the terms of this Agreement, DFS agrees, for so long as no Default exists, to provide to Borrower, and Borrower agrees to accept, working capital financing (each advance being a
               "Working Capital Loan") on Eligible Accounts and Eligible Inventory in the maximum aggregate unpaid principal amount at any time equal to the lesser of (i) the Borrowing Base and (ii) Twenty Million Dollars ($20,000,000) ("Total Working Capital Credit Limit"); provided, however, that at no time will the sum of the principal amount outstanding under the Floorplan Inventory Loan Facility plus the principal amount of outstanding Working Capital Loans exceed, in the aggregate, Twenty Million Dollars ($20,000,000.00); and provided, further, that on and after April 15, 2001, the Floorplan Inventory Loan Facility will be reduced to Ten Million Dollars ($10,000,000) and at no time on or after April 15, 2001 will the sum of the principal amount outstanding under the Floorplan Inventory Loan Facility plus the principal amount of outstanding Working Capital Loans exceed, in the aggregate, Ten Million Dollars ($10,000,000.00)."

4. Conditions Precedent. Notwithstanding the foregoing, this Amendment shall not
be  effective  unless  and  until   satisfaction  of  the  following  terms  and
conditions, each as acceptable to DFS, in its sole discretion:

               (a) execution and delivery of this Amendment by all parties hereto;

               (b) a reaffirmation by Elcom International, Inc. of the existing guaranties of the obligations of Borrower to DFS; and

               (c) such other and further documents and agreements as DFS may determine in connection with any of the foregoing.

5. No Other Modifications. Except as expressly modified or amended herein, all other terms and provisions of the Agreement shall remain unmodified and in full force and effect and the Agreement, as hereby amended, is ratified and confirmed by DFS and Borrower.

6. Capitalized Terms. Except as otherwise defined herein, all capitalized terms will have the same meanings set forth in the Agreement.

IN WITNESS WHEREOF, DFS, Elcom Services and Elcom, Inc. have executed this Amendment as of the 5th day of March, 2001.


                                        ELCOM SERVICES GROUP, INC.

ATTEST:

/s/ Scott Soloway                       By: /s/ Paul Mueller
  (Assistant) Secretary
                                        Print Name: Paul Mueller

                                        Title: Vice President of Finance


                                        ELCOM, INC.

ATTEST:

/s/ Scott Soloway                       By: /s/ Paul Mueller
  (Assistant) Secretary
                                        Print Name: Paul Mueller

                                        Title: Vice President of Finance


                                        DEUTSCHE FINANCIAL SERVICES
                                        CORPORATION



                                        By: /s/ Greg Ledington

                                        Print Name: Greg Ledington

                                        Title: Vice President of Operations

                        Guarantor Consent and Agreement

The undersigned Guarantor hereby acknowledges and consents to the terms of the foregoing Amendment to Business Credit and Security Agreement (Amendment No.
10), and does hereby ratify and confirm each and every guaranty of Borrower (inclusive of Elcom, Inc.) in all respects.


ELCOM INTERNATIONAL, INC.



By: /s/ Paul Mueller

Print Name: Paul Mueller

Title: Vice President of Finance

Date: March 15, 2001

U:\48\BCSA\elcom 10th amend.doc (03-01) 4